Exhibit 10.13

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 11, 2014, is entered into by and between MAX SOUND CORPORATION, a Delaware corporation (the “Company”), and ILIAD RESEARCH AND TRADING, L.P., a Utah limited partnership (the “Buyer”).

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B. The Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) a Convertible Promissory Note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of $282,777.78 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note, and (ii) a Warrant to Purchase Common Stock, in the form attached hereto as Exhibit B (the “Warrant”).

C. For purposes of this Agreement: “Conversion Shares” means all shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (including, without limitation, such additional shares of Common Stock, if any, as are issuable (1) on account of interest on the Note, or (2) as a result of the events described in Sections 1.3 and 1.4(g) of the Note; “Warrant Shares” means all shares of Common Stock issuable upon the exercise of or pursuant to the Warrant; and “Securities” means the Note, the Conversion Shares, the Warrant and the Warrant Shares, as applicable.

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Securities.

1.1. Purchase of Securities. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company the Note and the Warrant.

1.2. Form of Payment. On the Closing Date, (i) the Buyer shall pay the purchase price for the Securities to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities, and (ii) the Company shall deliver such duly executed Securities on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

1.3. Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, Eastern Daylight Time on or about June 11, 2014, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

1.4. Original Issue Discount; Transaction Expenses. The Note carries an original issue discount of $27,777.78 (the “OID”). In addition, the Company agrees to pay $5,000.00 to the Buyer to cover the Buyer’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of the Note. The Purchase Price, therefore, shall be $250,000.00, computed as follows: $282,777.78 original principal balance, less the OID, less the Transaction Expense Amount.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

2.1. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

2.2. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

3.1. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

3.2. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the other Transaction Documents (defined below) and to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note, and the Warrant by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Warrant along with the issuance and reservation for issuance of all Conversion Shares and Warrant Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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3.3. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (a) 10,000,000 shares of preferred stock, $0.0001 par value per share, no shares of which have been issued, and (b) 400,000,000 shares of Common Stock, $0.0001 par value per share, of which 326,391,750 shares are issued and outstanding. Except as disclosed on the Company’s SEC filings within 12 months prior to the Closing Date, no shares are reserved for issuance pursuant to the Company’s stock option plans, and except as disclosed on the Company’s SEC filings within 12 months prior to the Closing Date, no shares are reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for shares of Common Stock. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. Except as disclosed on the Company’s SEC filings within 12 months prior to the Closing Date, no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, except as disclosed on the Company’s SEC filings within 12 months prior to the Closing Date, (i) there are no outstanding options, warrants, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note, the Warrant, the Conversion Shares or the Warrant Shares. The Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation or Articles of Incorporation (as applicable) as in effect on the date hereof (“Certificate of Incorporation”), the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company’s Chief Executive on behalf of the Company as of the Closing Date.

3.4. Issuance of Shares. The Conversion Shares and the Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Note or exercise of the Warrant in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

3.5. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note and the Warrant Shares upon exercise of the Warrant. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares in accordance with this Agreement, the Note, and the Warrant, as applicable, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

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3.6. No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Note. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing or quotation requirements of the (1) NYSE Amex, (2) the New York Stock Exchange, (3) the Nasdaq Global Market, (4) the Nasdaq Capital Market, (5) the OTC Bulletin Board, (6) the OTCQX or OTCQB, or (7) such other market on which the Common Stock is principally traded at the relevant time, excluding “OTC Pink” published or compiled by Pink OTC Markets Inc. (formerly Pink Sheets LLC), or any successor entity or other publisher thereof (collectively, the “Principal Market”), and does not reasonably anticipate that the Common Stock will be delisted or discontinued for quotation by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

3.7. SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). Upon written request, the Company will deliver to the Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Company’s most recently filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2012 (“Last Audit Date”), and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

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3.8. Absence of Certain Changes. Since the Last Audit Date, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

3.9. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

3.10. Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

3.11. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

3.12. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

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3.13. Certain Transactions. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.14. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

3.15. Acknowledgment Regarding the Buyer’ Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

3.16. No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

3.17. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

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3.18. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since the Last Audit Date, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

3.19. Environmental Matters.

(a) There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(b) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(c) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

3.20. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

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3.21. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request, the Company will provide to the Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

3.22. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.23. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.24. Solvency. As disclosed on the Company’s SEC filings, the Company (after giving effect to the transactions contemplated by this Agreement) has more assets than liabilities and is solvent (i.e., its assets have a fair market value greater than the amount required to pay its probable liabilities on its existing debts as they become absolute and matured). Currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

3.25. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement, will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

3.26. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, such breach will be considered an Event of Default under Section 3.1(d) of the Note.

3.27. No Section 3(a)(9) Transaction or Section 3(a)(10) Transaction. The Company has not entered into any transaction or arrangement structured in accordance with, based upon, or related or pursuant to, in whole or in part, either Section 3(a)(9) of the 1933 Act or Section 3(a)(10) of the 1933 Act during the three month period immediately preceding the date of this Agreement.

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3.28. No Shell Company. The Company is not, nor has it ever been, the type of “issuer” defined in Rule 144(i)(1) under the 1933 Act (a “Shell Company”). The Company acknowledges and agrees that (i) it is essential to the Buyer that the Buyer be able to sell Common Stock it receives under the Note and the Warrant in reliance on Rule 144, (ii) if the Company were or ever had been a Shell Company, any Common Stock received by the Buyer under the Note and the Warrant could not be sold in reliance on Rule 144 (at least without satisfying additional conditions), and (iii) Buyer is relying on the truth and accuracy of the Company’s representation in the foregoing sentence and the availability of Rule 144 with respect to Buyer’s selling of Common Stock in entering into this Agreement and purchasing the Note.

4. COVENANTS.

4.1. Best Efforts. The parties shall use their best efforts to timely satisfy each of the conditions described in Section 6 and 7 of this Agreement.

4.2. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

4.3. Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

4.4. Expenses. The Company shall reimburse the Buyer for expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements, documents and approvals to be executed in connection herewith (“Transaction Documents”), including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Transaction Documents or any consents or waivers of provisions in the Transaction Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Transaction Documents. The Company’s obligation with respect to this Section 4.4 is to pay the Buyer the Transaction Expense Amount in the manner set forth in Section 1.4.

4.5. Financial Information. Upon written request, the Company agrees to send or make available the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) calendar days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) Trading Day (as defined in the Note) after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

4.6. Listing. The Company shall promptly secure the listing of the Conversion Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Note or exercise of the Warrant. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and/or quotation, as applicable, and trading of its Common Stock on the Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the Principal Market and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

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4.7. Corporate Existence. So long as the Buyer beneficially owns the Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith, and (ii) is a publicly traded corporation whose Common Stock is listed for trading or quotation on the Principal Market.

4.8. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

4.9. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, such breach will be considered an Event of Default under Section 3.1(c) of the Note.

4.10. Failure to Comply with the 1934 Act. So long as the Buyer beneficially owns the Note, the Company shall comply with the reporting requirements of the 1934 Act so as to enable the Buyer to sell Common Stock in reliance on Rule 144 (as defined below); and the Company shall continue to be subject to the reporting requirements of the 1934 Act.

4.11. Transfer Agent Reserve. From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full:

(a) the Company shall at all times require its transfer agent (its “Transfer Agent”) to establish a reserve of shares of authorized but unissued Common Stock in an amount not less than the Reserved Amount (as defined in the Note) (the “Transfer Agent Reserve”);

(b) the Company shall require its Transfer Agent to hold the Transfer Agent Reserve for the exclusive benefit of the Buyer and shall authorize the Transfer Agent to issue the shares of Common Stock held in the Transfer Agent Reserve to the Buyer only (subject to subsection 4.11(c) immediately below);

(c) the Company shall cause the Transfer Agent to agree that when the Transfer Agent issues shares of Common Stock to the Buyer pursuant to the Transaction Documents, the Transfer Agent will not issue such shares from the Transfer Agent Reserve, unless such is pre-approved in writing by the Buyer;

(d) the Company shall cause the Transfer Agent to agree that it will not reduce the Transfer Agent Reserve under any circumstances, unless such reduction is pre-approved in writing by the Buyer;

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(e) no less frequently than quarterly, the Company shall recalculate the Transfer Agent Reserve as of such time (each a “Transfer Agent Reserve Calculation”), and if additional shares of Common Stock are required to be added to the Transfer Agent Reserve pursuant to subsection 4.11(a) above, the Company shall immediately give instructions to the Transfer Agent to cause the Transfer Agent to set aside and increase the Transfer Agent Reserve by the necessary number of shares of Common Stock; and

(f) within three Trading Days of a written request from the Buyer, the Company shall certify in writing to the Buyer (1) the correctness of the Company’s Transfer Agent Reserve Calculation and (2) that either (A) the Company has instructed the Transfer Agent to increase the Transfer Agent Reserve in accordance with the terms hereof, or (B) there was no need to increase the Transfer Agent Reserve, in either case consistent with the Transfer Agent Reserve Calculation.

For the avoidance of any doubt, the requirements of this Section 4.11 are material to this Agreement and any violation or breach thereof by the Company shall constitute a default under this Agreement.

4.12. DWAC Eligibility. For so long as any portion of the Note remains outstanding, the Company shall cause all DWAC Eligible Conditions (as defined below) to be satisfied. For purposes hereof, the term “DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC (as defined below) for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC (as defined below) system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program (as defined below), (iv) the Common Stock are otherwise eligible for delivery via DWAC, and (v) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Common Stock via DWAC. For purposes hereof, the term “DWAC” means Deposit Withdrawal at Custodian as defined by the DTC; the term “DTC” means the Depository Trust Company; and the term “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

4.13. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (1) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (2) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (3) the Securities are sold or transferred to an “affiliate” (an “Affiliate”) (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 4.12 and who is an Accredited Investor, (4) the Securities are sold pursuant to Rule 144, or (5) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

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4.14. Legends. The Buyer understands that the Conversion Shares and the Warrant Shares have not been registered under the 1933 Act, and until the Conversion Shares and the Warrant Shares are registered or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, certificates representing the Conversion Shares and the Warrant Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Delivery Date (as defined in the Note), such will be considered an Event of Default under the Note (including without limitation under Section 3.1(b) of the Note).

5. Transfer Agent Instructions.

5.1. Instructions. The Company shall issue and agree to irrevocable instructions to its transfer agent, in form and substance satisfactory to the Buyer, to issue Conversion Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Note in accordance with the applicable terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, irrevocable transfer agent instructions in a form that is substantially similar to the Irrevocable Transfer Agent Instructions (including but not limited to the requirement to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the Company and successor transfer agent to the Company. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Note and/or the Irrevocable Transfer Agent Instructions; (ii) it will not direct its transfer agent not to transfer, or delay, impair, and/or hinder its transfer agent in transferring (or issuing) any Conversion Shares to the Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note, or any Warrant Shares upon exercise of or otherwise pursuant to the Warrant as and when required by the Warrant, this Agreement and/or the Irrevocable Transfer Agent Instructions; and (iii) it will not fail to remove (or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares or Warrant Shares issued to the Buyer as and when required by the Note, the Warrant, this Agreement and/or the Irrevocable Transfer Agent Instructions, as applicable. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

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5.2. DWAC Eligible. The Company specifically covenants that, as of the Closing Date, all DWAC Eligible Conditions will then be satisfied. After such date, the Company shall notify the Buyer in writing if the Company at any time while the Buyer holds Securities becomes aware of any plans of the Transfer Agent to voluntarily or involuntarily terminate its participation in the DTC/FAST Program. While Buyer holds Securities, the Company shall at all times after the Closing Date maintain a transfer agent which participates in the DTC/FAST Program, and the Company shall not appoint any transfer agent which does not participate in the DTC/FAST Program. Nevertheless, if at any time the Company receives a Conversion Notice and all DWAC Eligible Conditions are not then satisfied (including without limitation because the Transfer Agent is not participating in the DTC/FAST Program or the Conversion Shares are not otherwise transferable via the DWAC system), then the Company shall instruct the Transfer Agent to immediately issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer and consistent with the terms and conditions of the Transaction Documents.

5.3. Transfer Fees. The Company shall assume any fees or charges of the Transfer Agent or Company counsel regarding (i) the removal of a legend or stop transfer instructions with respect to the Securities, and (ii) the issuance of certificates or DWAC registration to or in the name of the Buyer or the Buyer’s designee or to a transferee as contemplated by an effective registration statement. Notwithstanding the foregoing, it shall be the Buyer’s responsibility to obtain all needed formal requirements (e.g., medallion guarantee) in connection with any electronic issuance of shares of Common Stock.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Securities to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

6.1. The Buyer shall have executed this Agreement and delivered the same to the Company.

6.2. The Buyer shall have delivered the Purchase Price in accordance with Section 1.2 above.

6.3. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

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6.4. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to the Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

7.1. The Company shall have executed this Agreement and delivered the same to the Buyer.

7.2. The Company shall have delivered to the Buyer the duly executed Note and Warrant (in such denominations as the Buyer shall request) in accordance with Section 1.2 above.

7.3. The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent substantially in the form attached hereto as Exhibit C.

7.4. The Company shall have delivered to the Buyer a fully executed secretary’s certificate evidencing the Company’s approval of the Transaction Documents substantially in the form attached hereto as Exhibit D.

7.5. The Company shall have delivered to the Buyer a fully executed share issuance resolution to be delivered to the Transfer Agent substantially in the form attached hereto as Exhibit E.

7.6. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a secretary’s certificate (or officer’s certificate), dated as of the Closing Date, to the foregoing effect and as to such other matters as required hereby or as may be reasonably requested by the Buyer, together with resolutions adopted by the board of directors and a share issuance resolution in form and substance reasonably acceptable to the Buyer relating to and authorizing the Transaction Documents and the transactions contemplated thereby.

7.7. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

7.8. The Conversion Shares and the Warrant Shares shall have been authorized for quotation on the Principal Market and trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market.

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8. Governing Law; Miscellaneous.

8.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Utah or in the federal courts located in Salt Lake County, Utah. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.2. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

8.3. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

8.4. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

8.5. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Buyer.

8.6. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by e-mail to an executive officer, or by confirmed facsimile,

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(b) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or

(c) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to the Company, to:

MAX SOUND CORPORATION

10685-B Hazelhurst Drive #6572

Houston, Texas 77043

Attn: Greg Halpern, Chief Financial Officer

If to the Buyer:

ILIAD RESEARCH AND TRADING, L.P. 303 East Wacker Drive, Suite 1200 Chicago, Illinois 60601

Attn: John Fife, President

With a copy by fax only to (which copy shall not constitute notice):

HANSEN BLACK ANDERSON ASHCRAFT PLLC

2940 West Maple Loop, Suite 103

Lehi, Utah 84043

Attn: Jonathan K. Hansen

8.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, the Buyer shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including its financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

8.8. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.9. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

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8.10. Publicity. The Company and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, Principal Market or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Principal Market or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

8.11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.13. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

8.14. Buyer’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents on the Buyer are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that the Buyer may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

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8.15. Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time the Buyer shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Buyer (together with its Affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Note), then the Company must not issue to the Buyer the excess Ownership Limitation Shares (as defined in the Note). For purposes of this Section, beneficial ownership of Common Stock will be determined under the 1934 Act. The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Buyer. From time to time, the Buyer may notify the Company in writing of the number of Ownership Limitation Shares that may be issued to the Buyer without causing the Buyer to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Buyer, with a corresponding reduction in the number of the Ownership Limitation Shares. By written notice to the Company, the Buyer may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Buyer. Additionally, if at any time after the Closing the Market Capitalization of the Common Stock (as defined in the Note) falls below $5,000,000, then from that point on, for so long as the Buyer or the Buyer’s Affiliate owns Common Stock or rights to acquire Common Stock, the Company shall post (or cause to be posted), no less frequently than every thirty (30) calendar days, the then-current number of issued and outstanding shares of its capital stock to the Company’s web page located at OTCmarkets.com (or such other web page approved by the Buyer) and upon request of the Buyer, the Company (or the Company’s transfer agent) shall provide the Buyer within three (3) Trading Days the then-current number of unissued and unreserved shares of its capital stock. The Company understands that its failure to so post its shares outstanding and provide the number of unissued and unreserved shares could result in economic loss to the Buyer. As compensation to the Buyer for such loss, in addition to any other available remedies in the Transaction Documents or at law or in equity, the Company shall pay the Buyer a late fee of $500.00 per calendar day for each calendar day that the Company fails to comply with the foregoing obligation to post its shares outstanding and to provide the number of unreserved and issued shares. As elected by the Buyer, the amount of any late fees incurred under this Section shall either be automatically added to the principal balance of the Note (without the need to provide any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand.

8.16. Attorneys’ Fees and Cost of Collection. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

8.17. Time of the Essence. Time is expressly made of the essence of each and every provision of this Agreement and the other Transaction Documents.

[Remainder of page intentionally left blank; signature page to follow]

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SUBSCRIPTION AMOUNT:

Principal Amount of Note:	$282,777.78
Purchase Price:	$250,000.00

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

BUYER:

ILIAD RESEARCH AND TRADING, L.P.

By:	Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

	By:	/s/ John Fife
John M. Fife, President

COMPANY:

MAX SOUND CORPORATION

By:	/s/ Greg Halpern
Printed Name:	Greg Halpern
Title:	Chairman & CFO

Exhibit A Note

Exhibit B Warrant

Exhibit C Irrevocable Transfer Agent Instructions

Exhibit D Secretary’s Certificate

Exhibit E Share Issuance Resolution

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